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                                                                    Exhibit 10.3

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose of Plan.

      The purpose of the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees who wish to acquire shares of common stock of Mobius Management Systems, Inc. (the "Company") with a convenient method of doing so. The Company's Board of Directors (the "Board") believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of the employees and the Company. It is intended that the Plan shall constitute an "employee stock purchase plan" within the meaning of section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Employees Eligible to Participate.

      Any employee of the Company or of any subsidiary of the Company which adopts the Plan with the consent of the Company (a "Participating Corporation") is eligible to participate in the Plan, other than:

      (a) an employee whose customary employment is 20 hours or less per week;

      (b) an employee whose customary employment is for not more than 5 months per year; and
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      (c)   an employee who has not been employed for at least ninety (90) days as of the commencement of an Offer (as defined in section 5).

The term "employee" includes any officer or director of a Participating Corporation who is otherwise an employee of a Participating Corporation. The term "subsidiary" has the meaning set forth in section 424(f) of the Code.

3.    Administration of the Plan.

      3.1 The Plan shall be administered by a committee (the "Committee") of the Board, which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.

      3.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to delegate some or all of its authority under the Plan to one or more of its members or one of more employees of the Company, (e) to make all determinations necessary or advisable in administering the Plan, (f) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (g) to amend the Plan to reflect changes in applicable law.

      3.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written


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instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

      3.4 The determination of the Committee on any matters relating to the Plan shall be final, binding and conclusive.

      3.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

      3.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

4.    Shares Subject to Plan.

      4.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be transferred pursuant to the Plan shall be 300,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. Shares subject to any lapsed or expired option shall again become available for transfer pursuant to options granted or to be granted under the Plan.


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      4.2 Subject to any required action by the shareholders of the Company, the number of shares available for issuance both in the aggregate and with respect to each outstanding option, and the Base Option Price per share under each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. After any adjustment pursuant to this Section 4.2, the number of shares subject to each outstanding option shall be rounded to the nearest whole number.

5.    Offer Date.

      5.1 The Committee shall determine the date or dates upon which one or more offers ("Offer(s)") shall be made under the


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Plan. The term of each Offer shall be twelve (12) months, or such other term as the Committee shall determine prior to the commencement of an Offer, which shall not exceed 27 months.

      5.2 In order to participate in an Offer, an eligible employee must submit such enrollment forms as shall be prescribed by the Committee (which shall include a payroll deduction authorization form) at such time and in such manner as shall be prescribed by the Committee. The payroll deductions authorized by a participant on a payroll deduction authorization form shall be expressed as a whole number percentage of the participant's "regular compensation" for each pay period during the term of the Offer, up to a maximum of ten percent (10%) of such compensation. For purposes of the Plan, a participant's "regular compensation" for a pay period shall include the participant's base compensation, targeted commissions and targeted bonus (but shall exclude variable items such as, by way of example and not limitation, commissions and bonus in excess of targeted amounts, overtime, sick pay, severance pay, expense reimbursements and allowances and other special payments).

6.    Participation.

      6.1 On the effective date of an Offer, each eligible employee shall be granted an option to purchase, through payroll deductions, as many whole shares of Common Stock, subject to the limitation set forth in Section 7.1, as he or she may purchase


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with the amount to be deducted from his or her pay during the term of the Offer.

      6.2 All employees granted options under the Plan shall have the same rights and privileges under the Plan, except that the number of shares each participant may purchase will depend upon his or her regular compensation and the percentage payroll deduction he or she authorizes.

      6.3 Each participant in an Offer shall agree to notify the Company of any disposition of shares of Common Stock purchased pursuant to the Plan prior to the expiration of the holding periods set forth in section 423(a) of the Code.

7.    Participation Limitations.

      7.1 The maximum number of shares which an employee may purchase pursuant to any one Offer shall be the number of shares determined by multiplying (a) ten percent (10%) by (b) the amount of the participant's regular compensation in the pay period immediately preceding the effective date of the Offer and (c) the number of pay periods during the term of the Offer, and dividing the product of
(a), (b) and (c) by (d) 85% of the Fair Market Value (as defined in Section 8.2) of a share of Common Stock on such date.

      7.2 Notwithstanding any other provision of the Plan, no employee shall be granted an option under the Plan if:

      (a) the employee, immediately after such grant, owns shares (including all shares which may be purchased under


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            outstanding options, whether or not such options qualify for the special tax treatment afforded by section 421(a) of the Code) possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of any subsidiary corporation; for purposes of this limitation, the rules of section 424(d) of the Code and the regulations promulgated thereunder (relating to attribution of stock ownership) shall apply; or

      (b) such grant would permit, under the rules set forth in section 423(b)(8) of the Code and the regulations promulgated thereunder, the employee's rights to purchase stock under this Plan and all other employee stock purchase plans maintained by the Company and its subsidiary corporations, to accrue at a rate in excess of $25,000 in Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; for purposes of this limitation, only options to which section 423 of the Code applies shall be counted.

8.    Option Price.

      8.1 The option price at which shares of Common Stock may be purchased under any option granted under the Plan shall be the lesser of:


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      (a)   85% of the Fair Market Value of a share of Common Stock on the date of grant of the option (the "Base Option Price"), or

      (b) 85% of the Fair Market Value of a share of Common Stock on the date the option is deemed exercised pursuant to Section 9.1 (the "Alternative Option Price").

      8.2 The Fair Market Value of a share of Common Stock on any day shall be:

      (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

      (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such


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            quotations shall have been made within the ten (10)
            business days preceding the applicable date; or,

      (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

9.    Exercise of Options.

      9.1 At the end of each payroll period, the amount authorized shall be deducted from the pay of each participant. On the last day of the term of an Offer, all amounts deducted from the participant's pay during the term shall be aggregated, and the participant shall be deemed to have exercised his or her option to purchase, at the lower of the then applicable Base Option Price or the Alternative Option Price, that number of whole shares of Common Stock which may be purchased with such amount. Any excess of funds not expended to purchase shares on such date shall be refunded to the participant.

      9.2 The purchase of shares of Common Stock by a participant under the Plan shall be recorded on the stock transfer records of the Company in the name of the participant to reflect the shares purchased on such date. Subject to such procedures as the Committee may establish from time to time, a certificate representing the number of shares purchased by the participant will be issued to the participant upon written request. A participant shall have no rights as a shareholder of the Company


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until the purchase of shares pursuant to the foregoing provisions. Except as otherwise provided in Section 4.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of purchase.

10.   Withdrawal; Termination; Suspension of Deductions.

      10.1 Subject to procedures and forms prescribed by the Committee, a participant may at any time elect to withdraw from further participation in an Offer. Deductions from the pay of the participant shall cease as soon as practicable following such election and all amounts deducted from the participant's pay prior to such cessation shall be refunded to the participant.

      10.2 Upon termination of a participant's employment with the Company and its subsidiaries for any reason, the participant shall cease participation in the Plan, and all amounts deducted from the participant's pay prior to such cessation shall be refunded to the participant (or, in the event of the death of the participant, to his or her estate). The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan.

      10.3 Subject to procedures and forms prescribed by the Committee, a participant may elect to suspend payroll deductions at any time during the term of an Offer, in which case deductions shall cease as soon as practicable following such election. No


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more than once during the remainder of the term of an Offer, an employee who has suspended payroll deductions may elect, pursuant to procedures and forms prescribed by the Committee, to recommence deductions at the same rate as in effect prior to such suspension. Deductions from the participant's pay shall begin as soon as practicable following the Company's receipt of such election.
On the last day of the term of the Offer, all amounts deducted from the participant's pay during the term (both before and, if applicable, after the suspension of contributions) shall be applied to purchase shares pursuant to
Section 9.

11.   Rights not Transferable.

      A participant's rights under the Plan shall not be assignable or transferable, voluntarily or involuntarily, by operation of law or otherwise, any such assignment or transfer which may be attempted shall be null and void and of no effect; provided, however, that this Section 11 shall not prevent transfers by will or by the laws of descent and distribution. If any action is taken by a participant in contravention of this Section 11, such action may, at the discretion of the Committee, be treated as a notice of withdrawal pursuant to the provisions of Section 10.1.

12.   Interest.

      No Interest will be paid or allowed on any money paid into the Plan by participants except upon a refund of accumulated payroll deductions pursuant to Sections 9.1, 10.1, 10.2, 14, 15.1


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and 19. In each case, interest will be calculated in the manner and at the rate determined by the Committee prior to the commencement of each Offer.

13.   Approval of Shareholders.

      The Plan was adopted by the Board on February 19, 1998 and approved by the Company's shareholders on February 25, 1998.

14.   Termination.

      The Plan, and all rights of employees under any Offer, shall terminate upon the first to occur of:

      (a) the date as of which the Committee determines that the total number of shares available for sale under the Plan is not sufficient to meet all unfilled purchase requirements; or

      (b)   the date as of which the Plan is terminated by the Board.

Upon termination of the Plan, all payroll deductions shall cease and all amounts credited to participants shall be either refunded to each participant or equitably applied to the purchase of the whole shares then available under the Plan (with any remaining funds refunded to participants as soon as practicable), as determined by the Committee in its discretion.

15.   Amendment.

      15.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever. Upon any


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such suspension, discontinuance, revision or amendment of the Plan during the term of an Offer, the Committee may in its discretion determine that the Offer shall immediately terminate and that all amounts credited to participants shall be either refunded to each participant or equitably applied to the purchase of whole shares (with any remaining funds refunded to participants as soon as practicable).

      15.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 423 of the Code or other applicable law or regulation.

16.   Expenses.

      All expenses of administering the Plan, including any expenses incurred in connection with the purchase by the Company of shares for sale to participants, shall be borne by the Company.

17.   Consents.

      17.1 If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.


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      17.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

18.   Additional Restrictions

      Prior to the exercise of an option under the Plan, and as a condition precedent to such exercise and the issuance of any shares, the Committee may require the participant to represent and warrant that the shares are being acquired for investment purposes only, and may impose such other restrictions on the issuance of such shares as the Committee in its discretion deems necessary or advisable.

19.   Merger; Dissolution

      In the event of a merger or consolidation of the Company with or into any other corporation or entity, or a dissolution or liquidation of the Company, all payroll deductions shall cease


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and all amounts credited to participants shall be refunded to each participant immediately prior to the consummation of such action. For purposes hereof, "merger" shall include any transaction in which another corporation acquires all of the issued and outstanding common stock of the Company.

20.   Notices

      Any notice to be given to the Company under the Plan shall be in writing and shall be addressed to Mobius Management Systems, Inc. 120 Old Post Road, Rye, NY 10580, or to such other address as the Company may hereafter designate by notice in the manner set forth herein. Notice to a participant shall be addressed to the address of the participant on the human resources records of the Company, or to such other address as the participant may designate by notice in the manner set forth herein. A notice shall be deemed to have been duly given when personally delivered or, if mailed by registered or certified mail to the party entitled to receive it, five days after the date the notice was so mailed.

21.   Right of Discharge Reserved

      Nothing in the Plan shall confer upon any participant the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.


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22.   Section Headings

      The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

23.   Governing Law.

      The Plan shall be interpreted, construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, to the extent not preempted by federal law.


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